UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2019

U.S. ENERGY CORP.

(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

950 S. Cherry St., Suite 1515, Denver, Colorado	80246
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Not Applicable

(Former Name, Former Address or Former Fiscal Year,

If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Standard; Transfer of Listing.

On April 17, 2019, U.S. Energy Corp. (the “Company”) received a letter (the “Notice”) from the Nasdaq Stock Market (the “Exchange”) notifying the Company that it is not in compliance with the requirement of Nasdaq Listing Rule 5250(c)(1) for continued listing on the Exchange as a result of the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Form 10-K”). This notification has no effect on the listing of the Company’s common stock at this time.

Pursuant to the Notice, the Company is required to submit to the Exchange a plan (the “Plan”) to regain compliance with the Exchange’s requirements for continued listing within 60 calendar days of the date of the Notice (by June 17, 2019). If the Exchange accepts the Company’s Plan, the Exchange may grant an exception of up to 180 calendar days from the Form 10-K’s due date, or until October 14, 2019, to regain compliance.

On April 2, 2019, the Company filed a notification of inability to timely file Form 10-K on Form 12b-25 due to the Company’s need for additional time to obtain and assimilate all information required to complete its accounting and audit for the year ended December 31, 2018.

On April 17, 2019, the Company filed a Form 8-K stating that the independent auditors have stated that the ongoing litigation as described in the previously filed Form 12b-25, and the Company’s Forms 8-K, filed February 26, 2019 and March 27, 2019, created uncertainty such that they are unable to provide the necessary consents for filing the Form 10-K. As a result, the Company could not file its Form 10-K.

The Company continues to work diligently to address these issues and to enable the filing of the Form 10-K with the Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable.

Item 7.01.	Regulation FD Disclosure.

On April 23, 2019, the Company issued a press release regarding the matters discussed herein, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulation of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1943 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release Dated April 23, 2019

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the expected timing for the filing of the Form 10-K, the Company’s ability to regain compliance with the Exchange’s requirements for continued listing and related matters. These statements are subject to risks and uncertainties, including the failure of the Company to file the Form 10-K on its expected timeline, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: April 23, 2019	By:	/s/ David Veltri
David Veltri Chief Executive Officer & President